              WAIVER UNDER AND FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS WAIVER UNDER AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "Waiver and First Amendment") is dated April 27, 2001, but effective as of March 31, 2001 (upon satisfaction of the conditions to effectiveness set forth in Section 17 hereof), among U.S. XPRESS ENTERPRISES, INC., the BANKS listed on the signature pages hereof, WACHOVIA BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, FLEET NATIONAL BANK, as Documentation Agent, and SUNTRUST BANK, as Co-Agent;

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the parties hereto executed and delivered that certain Amended and Restated Credit Agreement dated as of May 25, 1999 (the "Credit Agreement");

     WHEREAS, the Borrower has informed the Administrative Agent that Borrower has breached the covenant contained in Section 6.22 of the Credit Agreement (the "Fixed Charges Coverage Covenant") and the covenant contained in Section 6.23 of the Credit Agreement (the "Minimum Net Worth Covenant"), for the Fiscal Quarter ending March 31, 2001 (the Events of Default arising from such breaches of the Fixed Charges Coverage Covenant and the Minimum Net Worth Covenant for the Fiscal Quarter ending March 31, 2001 are collectively referred to as the "Existing Financial Covenant Defaults") and requested that the Administrative Agent and the Banks temporarily waive the right to assert the Existing Financial Covenant Defaults;

     WHEREAS, the Borrower has requested that Schedule 6.27 of the Credit Agreement be amended and restated to add certain leased Real Property to such schedule and to clarify which Real Property is Designated Real Property; and

     WHEREAS, the Borrower also has requested additional time for performance of certain obligations under Section 6.27(b) of the Credit Agreement pertaining to the Designated Real Property and the Real Property Documentation and Mortgages; and

     WHEREAS, the Borrower also has requested that Section 6.27 (b) of the Credit Agreement be amended to provide for such extension, as well as to establish what items of Real Property Documentation will be required for the leased Real Property that is Designated Real Property; and

     WHEREAS, the Administrative Agent and the Required Banks have agreed to such waiver, extension and amendments, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

     1.  Definitions.  Unless otherwise specifically defined herein, each term
         -----------
used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2.  Waiver.  Effective upon satisfaction of the conditions to effectiveness
         ------
set forth in Section 17 hereof, and subject to the other terms and conditions set forth herein, the Administrative Agent and the Required Banks waive the right to assert the Existing Financial Covenant Defaults so long as the actual ratio of Consolidated EBILT to Consolidated Fixed Charges for the Fiscal Quarter ending March 31, 2001 is not less than 1.035 to 1.0 and Consolidated Net Worth on March 31, 2001 is not less than $155,846,000 (exclusive of any marked to market requirements under FASB No. 133) (each such minimum ratio as to the Existing Financial Covenant Defaults being individually a "Minimum Ratio" and such ratios being collectively the "Minimum Ratios").

     3.  Amendment of Section 6.27(b)(ii).  Effective upon satisfaction of the
         --------------------------------
conditions to effectiveness set forth in Section 17 hereof, and subject to the other terms and conditions set forth herein, the parties hereto agree that
Section 6.27(b) hereby is amended by deleting subpart (ii) thereof and substituting the following in lieu thereof:

               (ii) No later than May 31, 2001, as to owned Real Property that is Designated Real Property (or, as to any owned Real Property which is not Designated Real Property on the Closing Date, within thirty
          (30) days after the date the Collateral Agent notifies the Borrower of such designation), the Borrower and the Guarantors, as applicable, shall execute (as applicable) and deliver to the Collateral Agent: (1) the Mortgages and UCC-1 financing statements relating to the fixtures located at the premises described therein as to all owned Designated Real Property; and (2) all other Real Property Documentation with respect thereto (including a mortgagee title policy, a current survey and an environmental inspection report) and related lien searches; provided, however, that if a "Phase 2" report is recommended in any Phase 1 report as to any owned Designated Real Property or the Collateral Agent determines in its reasonable judgment, based on such Phase 1 report, that a Phase 2 report should be obtained, such Phase 2 report shall be obtained and furnished as soon as reasonably practicable after May 31, 2001, if it cannot be obtained and furnished on or before May 31, 2001. No later than June 30, 2001, as to leased Real Property that is Designated Real Property (or, as to any leased Real Property which is not Designated Real Property on the Closing Date, within sixty (60) days after the date the Collateral Agent notifies the Borrower of such designation), the Borrower and the Guarantors, as applicable, shall execute (as applicable) and deliver to the Collateral Agent: (1) the Mortgages and UCC-1 financing statements relating to the fixtures located at the premises described therein as to leased Designated Real Property; provided, however, that
                                                         --------  -------
          as to any such Mortgage on a leasehold, the Borrower agrees that it shall use commercially reasonable efforts to pursue and obtain any required consent; and (2) all Real Property Documentation with respect thereto and related lien searches, except that appraisals and environmental reports shall not be required for leased Designated Real Property, and neither a mortgagee title policy nor a current survey shall be required so long as there is a satisfactory legal description of the relevant parcel or tract. If the Borrower or any Guarantor acquires any other Real Property, it shall promptly furnish to the Collateral Agent and the Secured Parties a supplement to Schedule 6.27 including such additional Real Property and furnish to the Collateral Agent a Mortgage and appropriate UCC-1 financing statements requested by the Collateral Agent with respect to each such Real Property which is designated as Designated Real Property.


     4.  Replacement of Schedule 6.27.  Schedule 6.27 to the Credit Agreement
         ----------------------------
hereby is deleted and Schedule 6.27 attached hereto is substituted therefor.

     5.  Reduction of Commitments.  Notwithstanding anything to the contrary
         ------------------------
contained in the Credit Agreement, the aggregate amount of the Commitments hereby is permanently (and ratably) reduced to $205,000,000.

     6.  Change in Applicable Margin.  Notwithstanding anything to the contrary
         ---------------------------
contained in Section 2.05(a) or any other provision of the Credit Agreement, from and after the date hereof (including for Loans which are outstanding on the date hereof), the Applicable Margin for Base Rate Loans shall be 1.75% and the Applicable Margin for Euro-Dollar Loans shall be 3.50%.

     7.  Change in Minimum Net Worth Requirement.  Notwithstanding anything to
         ---------------------------------------
the contrary contained in Section 6.23 or any other provision of the Credit Agreement, the Consolidated Net Worth (exclusive of any marked to market requirements under FASB No. 133) shall be calculated as of the dates listed below and shall not be less than the amounts listed below as of the applicable date:

       Date of Calculation            Minimum Consolidated Net Worth
       -------------------            ------------------------------

       April 30, 2001                           $155,846,000

       May 31, 2001                             $155,996,000

       June 30, 2001                            $156,196,000

For purposes of calculating the Consolidated Net Worth as of the above-written dates, the Borrower shall deliver to the Agent, no later than the twentieth
(20th) day of the immediately following month, such consolidated balance sheets and/or other financial statements for the applicable month necessary to perform such calculation, along with a Compliance Certificate with respect to the Consolidated Net Worth (modified as necessary to evidence compliance with the minimum Consolidated Net Worth thresholds set forth in this Section 7). Effective June 30, 2001, the Consolidated Net Worth calculations once again shall be calculated in accordance with, and shall be no less than as set forth in, Section 6.23 of the Credit Agreement.

     8.  Restatement of Representations and Warranties.  The Borrower hereby
         ---------------------------------------------
restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (but after giving effect to the waiver contained herein) and with specific reference to this Waiver and First Amendment.

     9.  Effect of Waiver and First Amendment.  Except as set forth expressly in
         ------------------------------------
Sections 2, 3 and 4 hereof all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The waiver set forth in Section 2 hereof shall (i) relate only to the Existing Financial Covenant Defaults for the Fiscal Quarter ending March 31, 2001, (ii) be effective as of March 31, 2001, (iii) be subject to satisfaction of the conditions precedent set forth in Section 17 hereof and (iv) only be effective so long as each of the Minimum Ratios is obtained. The waiver hereby granted by the Administrative Agent and the Required Banks shall not apply to any other past, present or future noncompliance with any provision of the Credit Agreement or any of the other Loan Documents (including, without, limitation, any Event of Default occurring under the Fixed Charges Coverage Covenant or the Minimum Net Worth Covenant after March 31, 2001 or failure as of March 31, 2001 to satisfy the Minimum Ratios).

     10.  Reaffirmation; No Novation or Mutual Departure. The Borrower expressly
          ----------------------------------------------
acknowledges and agrees that: (i) there has not been, and this Waiver and First Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Loan Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than the waiver and amendments pursuant to Sections 2, 3 and 4 hereof ; and (ii) nothing in this Waiver and First Amendment shall affect or limit the Administrative Agent's and the Banks' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Banks under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to Section 2 hereof (including the failure to perform the requirements described in Section 6.27(b)(ii), as hereby amended, regarding the Designated Real Property and the Real Property Documentation and Mortgages referred to therein and the related UCC-1 financing statements by May 31, 2001 (as to the owned Designated Real Property) and June 30, 2001 (as to the leased Designated Real Property), pursuant to the Credit Agreement or the other Loan Documents.

     11.  Ratification.  The Borrower hereby restates, ratifies and reaffirms
          ------------
each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     12.  Counterparts.  This Waiver and First Amendment may be executed in any
          ------------
number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     13.  Section References.  Section titles and references used in this Waiver
          ------------------
and First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     14.  No Default.  To induce the Administrative Agent and the Required Banks
          ----------
to enter into this Waiver and First Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, other than the Existing Financial Covenant Defaults (which have been waived hereby), and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Banks under the Credit Agreement.

     15.  Further Assurances.  The Borrower agrees to take such further actions
          ------------------
as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

     16.  Governing Law.  This Waiver and First Amendment shall be governed by
          -------------
and construed and interpreted in accordance with, the laws of the State of Georgia.

     17.  Conditions Precedent.  This Waiver and First Amendment shall become
          --------------------
effective only upon: (i) execution and delivery (including by facsimile) of this Waiver and First Amendment by the Borrower and Administrative Agent and the Required Banks; (ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors;
(iii) payment to the Administrative Agent, for its own account, of a fee in the amount agreed upon between the Administrative agent and the Borrower; and (iv) payment to the Administrative Agent, for the benefit of each Bank which executes this Waiver and First Amendment on or before April 27, 2001, of a waiver fee in the aggregate amount of $100,000.

     18.  Intent to Negotiate Toward an Amendment.  It is the intent of the
          ---------------------------------------
Administrative Agent and the Required Banks, following receipt of the March 31, 2001 financial statements and projections for the period through December 31, 2001, to attempt in good faith to identify and agree with the Borrower as to an amendment to the Credit Agreement. It is anticipated that the amendment would include, but not be limited to, changes in the covenant pertaining to the ratio of Consolidated Total Adjusted Debt to Consolidated EBILTDA contained in Section
6.21 of the Credit Agreement, changes to the Fixed Charges Coverage Covenant and the Minimum Net Worth Covenant and changes to the interest rates and fees under the Credit Agreement. Any such amendment would be subject to identification of and agreement upon the specific terms of the amended covenants and the credit approval of each of the Required Banks.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

       IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Required Banks has caused this Waiver and First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    U.S. XPRESS ENTERPRISES, INC.

                                                            (SEAL)

                                    By:
                                       --------------------------------
                                         Title:

                                    WACHOVIA BANK, N.A.,
                                    as Administrative Agent and as a
                                    Bank  (SEAL)

                                    By:
                                       --------------------------------
                                         Title:

                                    BANK OF AMERICA, N.A.,
                                    as Syndication Agent and as a
                                    Bank  (SEAL)

                                    By:
                                       -------------------------------
                                         Title:

                                    AMSOUTH BANK,
                                    as a Bank  (SEAL)

                                    By:
                                       ------------------------------
                                         Title:

                                    SUNTRUST BANK,
                                    as Co-Agent and a Bank  (SEAL)

                                    By:
                                       ------------------------------
                                         Title:

                                    By:
                                       ------------------------------
                                         Title:

                                    FLEET NATIONAL BANK,
                                    as Documentation Agent and as a
                                    Bank  (SEAL)

                                    By:
                                       ------------------------------
                                         Title:

                                    THE CHASE MANHATTAN BANK,
                                    as a Bank  (SEAL)

                                    By:
                                        -----------------------------
                                          Title:

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Bank  (SEAL)

                                    By:
                                        -----------------------------
                                          Title:

                                    FIRST TENNESSEE BANK, N.A.,
                                    as a Bank                    (SEAL)

                                    By:
                                        ------------------------------
                                         Title:

                    CONSENT AND REAFFIRMATION OF GUARANTORS

          Each of the undersigned (i) acknowledges receipt of the foregoing Waiver and First Amendment (the "Waiver and First Amendment"), (ii) consents to the execution and delivery of the Waiver and First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Amended and Restated Guaranty Agreement dated as of January 31, 2001 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Waiver and First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                    U.S. XPRESS, INC.,
                                    a Nevada corporation          (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                    CSI/CROWN, INC.,
                                    a Georgia corporation         (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                    XPRESS AIR, INC.,
                                    a Tennessee corporation       (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                    U.S. XPRESS LEASING, INC.,
                                    a Tennessee corporation       (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                    XPRESS HOLDINGS, INC.,
                                    a Nevada corporation          (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                    XPRESS COMPANY STORE, INC.,
                                    a Tennessee corporation       (SEAL)

                                    By:
                                        --------------------------------
                                        Title:

                                    CSI ACQUISITION CORPORATION
                                    a Georgia corporation         (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                    DEDICATED XPRESS SERVICES, INC.,
                                    a Nevada corporation          (SEAL)

                                    By:
                                        --------------------------------
                                         Title:

                                                                   Schedule 6.27
                                                                   -------------

                   REAL PROPERTY AND DESIGNATED REAL PROPERTY
                   ------------------------------------------

                             A.  OWNED REAL ESTATE

                                      Principal Use of
Owner                                 Property                City and State                  County
-------------------------------       ----------------        --------------                  ------
U.S. Xpress Enterprises, Inc.        Terminal                 2200 S. Riverside Ave.      San Bernardino
                                                              Colton, CA

U.S. Xpress Enterprises, Inc.        Terminal                 201 S.W. 27th Street        Lancaster
                                                              Lincoln, NE

U.S. Xpress Enterprises, Inc.        Terminal                 1901 W. 2100 South
                                                              Salt Lake City, UT

U.S. Xpress Enterprises, Inc.        Land Held for            Legacy Industrial Park      Salt Lake
                                     Development              Salt Lake City, UT

U.S. Xpress Enterprises, Inc.        Land Held for            1300 Dews Pond Road         Gordon
                                     Sale                     Calhoun, GA


                                               Third Party                     Check if Designated
Owner                                       Consent Required                      Real Property
------------------------------              ----------------                   -------------------
U.S. Xpress Enterprises, Inc.           Yes (1st mortgage holder)          No; 1st mortgage holder
                                                                           will not consent to second
                                                                           lien

U.S. Xpress Enterprises, Inc.           No                                         Yes

U.S. Xpress Enterprises, Inc.           No                                         Yes

U.S. Xpress Enterprises, Inc.           No                                         Yes

U.S. Xpress Enterprises, Inc.           No                                         Yes



                             B.  LEASED REAL ESTATE

                                                Principal          City and                      Monthly
Lessee             Lessor and Address        Use of Property         State           County      Base Rent
------             -------------------       ---------------     --------------      -------     ---------
CSI/Crown, Inc.    Patrick E. Quinn & Max    Headquarters/       1537 New Hope       Whitfield   $13,266.95
                   L. Fuller                 Terminal            Church Rd.
                   c/o Southwest Motor                           Tunnel Hill, GA
                   Freight                                       30755
                   2931 South Market St.
                   Chatttanooga, TN 37410


U.S. Xpress        Q&F Realty, LLC           Headquarters/       1537 New Hope       Whitfield   $20,121.54
Enterprises, Inc.  (successor by             Terminal            Church Rd.
                   assignment to Patrick                         Tunnel Hill, GA
                   E. Quinn & Max L.                             30755
                   Fuller)

U.S. Xpress        Patrick E. Quinn and      Terminal            10220 W. Reno       Canadian    $27,873.99
Enterprises, Inc.  Max L. Fuller                                 Oklahoma City, OK
                   c/o Southwest Motor                           73127
                   Freight
                   2931 South Market St.
                   Chatttanooga, TN 37410



                                                            Indicate
                                              Third          Whether
                                              Party        Designated
                   Lease Expiration          Consent          Real
 Lessee                  Date                Required       Property
-------            ----------------         ----------     ----------
CSI/Crown, Inc.    2/28/02                      Yes           Yes
                   Renewal Option:  2
                   three Yr terms (6
                   Yrs remaining) rent
                   adjusts per
                   agreement


U.S. Xpress        2/28/02                      Yes           Yes
Enterprises, Inc.  Renewal Option:  2
                   three Yr terms (6
                   Yrs remaining) rent
                   adjusts per
                   agreement

U.S. Xpress        02/28/99                     Yes           Yes
Enterprises, Inc.  Renewal Option: 4
                   three Yr terms
                   (apparently in the
                   first renewal term;
                   9 years remaining);
                   rent adjusts per
                   agreement


                                                 Principal             City and                    Monthly
Lessee                Lessor and Address      Use of Property           State           County    Base Rent
------             ------------------------  ------------------  --------------------  ---------  ----------
U.S. Xpress,       Richard H. Schaefer       Terminal            55 Victory's Safety   Clark      $41,683.00
 Inc. (successor                                                 Land
 by merger to                                                    Medway, OH  45341
 Victory
 Express, Inc.)

CSI/Crown, Inc.    AMLI Commercial           Terminal/Warehouse  Windham Industrial    Will       $ 8,229.17
                   Properties Limited                            Center I
                   Partnership                                   1201 Windham Road
                                                                 Romeoville, IL 60441
                                                                 Romeoville, IL

CSI/Crown, Inc.    Bristol Industrial, I     Terminal/Warehouse  16671 Knott Avenue               $21,037.00
                   LLC                                           LaMirada, CA 90638


CSI/Crown, Inc.    Bristol Industrial, I     Warehouse           16731 Knott Avenue               $13,059.00
                   LLC                                           LaMirada, CA 90638

CSI/Crown, Inc.    Security Capital          Terminal/Warehouse  26318 Corporate Ave.             $18,200.00
                   Industrial Trust                              Hayward, CA 94545

                                         Third     Lease Expiration
                                          Party           Date
                    Lease Expiration     Consent         Real
Lessee                     Date          Required      Property
------              ----------------     --------  ----------------
U.S. Xpress,       02/28/08;                              Yes
 Inc. (successor   Renewal Option: 4
 by merger to      five Yr terms (20
 Victory           years remaining);
 Express, Inc.)    rent adjusts per
                   agreement

CSI/Crown, Inc.    5/30/05                                 No
                   Renewal Option:
                   None

CSI/Crown, Inc.    3/31/04                                 No
                   Renewal Option:
                   Addtl 5 years, w/6
                   months notice

CSI/Crown, Inc.    3/31/04                                Yes
                   Renewal Option:
                   Addtl 5 years, w/6
                   months notice

CSI/Crown, Inc.    8/31/02                                Yes
                   Renewal Option:
                   None

                                                Principal        City and                            Monthly
Lessee             Lessor and Address        Use of Property      State                 County      Base Rent
------             ------------------        ---------------      -----                 ------      ---------
CSI/Crown, Inc.    Spieker Properties, LP    Terminal/Warehouse  4069 W. Shaw,                     $ 5,425.00
                                                                 Suite 103
                                                                 Fresno, CA 93722

CSI/Crown, Inc.    Buzz Oates Enterprises    Terminal/Warehouse  11255 Pyrites Way     Sacramento  $11,806.00
                   II                                            Rancho Cordova, CA

CSI/Crown, Inc.    H.G. Fenton Company       Terminal/Warehouse  8963 Carroll Way,                 $19,933.00
                                                                 Suite B
                                                                 San Diego, CA 92121

CSI/Crown, Inc.    SCI Development           Terminal/Warehouse  11400 E. 53rd,                    $ 8,713.00
                   Services, Inc.                                Ste. 400
                                                                 Denver, CO 80239

CSI/Crown, Inc.    Merritt Properties, LLC   Terminal/Warehouse  8840 Kelso Drive                  $10,343.00
                                                                 Baltimore, MD 21221

CSI/Crown, Inc.    First Industrial, L.P.    Terminal/Warehouse  9770 Harrison Road,               $11,346.00
                   Airport Park                                  Bldg 12
                                                                 Romulus, MI 48174



                                                              Indicate
                                            Third             Whether
                                            Party            Designated
                 Lease Expiration          Consent              Real
Lessee                 Date                Required           Property
------           ----------------          --------          ----------
CSI/Crown, Inc.  10/31/01                                        No
                 Renewal
                 Option:None

                 4/10/06                                         Yes
CSI/Crown, Inc.  Renewal Option:
                 None

CSI/Crown, Inc.  12/1/04                                         Yes
                 Renewal Option:
                 None

CSI/Crown, Inc.  6/30/03                                         Yes
                 Renewal Option:  5
                 Yrs. w/ 6 months
                 notice, at higher
CSI/Crown, Inc.  of existing or
                 market rent

CSI/Crown, Inc.  8/31/04                                         No
                 Renewal Option:
                 None

                 12/31/05                                        No
                 Renewal Option: None

                                                Principal          City and                      Monthly
Lessee             Lessor and Address        Use of Property         State           County      Base Rent
------             -------------------       ---------------     --------------      -------     ---------

CSI/Crown, Inc.    AMB Property, L.P.        Terminal/Warehouse  2365 Waters Drive               $ 7,246.00
                                                                 Mendota Heights, MN
                                                                 55150

CSI/Crown, Inc.    Northeastern Industrial   Terminal/Warehouse  N.E. Industrial                 $ 6,985.00
                   Park, Inc.                                    Park, Bldg. 10
                                                                 Guilderland
                                                                 Center, NY 12085

CSI/Crown, Inc.    1400 EAST HENRIETTA       Terminal/Warehouse  400 Systems Road,              $12,780.00
                   ROAD, INC.                                    SP #12
                                                                 Rochester, NY 14623

CSI/Crown, Inc.    Vista Industrial Park     Terminal/Warehouse  945 Vista Park Drive           $ 9,450.00
                   Associates                                    Pittsburgh, PA 15205

CSI/Crown, Inc.    CIIF Associates II        Terminal/Warehouse  605 Avenue R                   $ 6,452.00
                   Limited Partnership                           Grand Prairie, TX
                                                                 75050

CSI/Crown, Inc.    Security Capital          Terminal/Warehouse  1295 N. Post Oak               $15,428.00
                   Industrial Trust                              Houston, TX 77055


                                                            Indicate
                                              Third          Whether
                                              Party        Designated
                   Lease Expiration          Consent          Real
 Lessee                  Date                Required       Property
-------            ----------------         ----------     ----------
CSI/Crown, Inc.     12/31/02                                   No
                    Renewal Option:
                    None

CSI/Crown, Inc.     1/31/03                                    No
                    Renewal Option:
                    5 yrs w/6 months
                    notice, at $6,519

CSI/Crown, Inc.     7/31/02                                    No
                    Renewal Option:
                    5 yrs, w/ 6 months
                    notice, rent
                    adjusts per
                    agreement

CSI/Crown, Inc.     2/28/02                                    No
                    Renewal Option:
                    None

CSI/Crown, Inc.     5/31/03                                    No
                    Renewal Option:
                    None

CSI/Crown, Inc.     10/30/01                                   No
                    Renewal Option:
                    None



                                                Principal          City and                            Monthly
Lessee             Lessor and Address        Use of Property       State                 County      Base Rent
------             ------------------        ---------------       --------              ------      ---------

CSI/Crown, Inc.    Utah State Retirement     Terminal/Warehouse   5501 Business Park                  $ 4,922.00
                   Fund 8                                         San Antonio, TX 7521

CSI/Crown, Inc.    Bettilyon Mortgage &      Terminal/Warehouse   4380 W. 2100 S                      $ 7,004.00
                   Loan                                           Salt Lake City, UT
                                                                  84120

CSI/Crown, Inc.    U.S. Bank of Washington   Terminal/Warehouse   East 3200 Trent,                    $ 5,265.00
                                                                  Bld B, Ste 3
                                                                  Spokane, WA 99202

CSI/Crown, Inc.    D.S.A. Properties         Terminal/Warehouse   12911 Simms Avenue                  $45,730.00
                                                                  Hawthorne, CA 90250

CSI/Crown, Inc.    Stephen Panzarella        Terminal /           860 Foster Avenue                   $27,546.00
                                             Warehouse            Bensenville, IL
                                                                  60106

CSI/Crown, Inc.    Alliance Airlines         Terminal /           165 Aviation Blvd.    Clayton      $27,008.00
                   (Sublessor)               Warehouse            Hapeville, GA

                   Ohio State Teachers
                   Retirement (Landlord)

                                                                   Indicate
                                                Third               Whether
                                                Party             Designated
                       Lease Expiration        Consent               Real
Lessee                     Date                Required            Property
------                 ----------------        --------           ----------

CSI/Crown, Inc.           3/27/02                                     No
                          Renewal Option:
                          None

CSI/Crown, Inc.           5/31/02                                     No
                          Renewal Option:
                          None

CSI/Crown, Inc.           2/28/02                                     No
                          Renewal Option:
                          None

CSI/Crown, Inc.           1/31/06                                     Yes
                          Renewal Option:
                          None

CSI/Crown, Inc.           1/14/06                                     Yes
                          Renewal Option:
                          None

CSI/Crown, Inc.           1/31/06                                     Yes


                                              Principal                City and                          Monthly
Lessee             Lessor and Address     Use of Property                State             County       Base Rent
------             ------------------     ---------------              --------            ------       ---------
CSI/Crown, Inc.    Bedford Property          Terminal /           342 Allerton Avenue                   $40,239.00
                   Investors, Inc.           Warehouse            So. San Francisco,
                                                                  CA
CSI/Crown, Inc.    J.A. Green Development    Terminal /           701 Hanover Drive        Tarrant      $28,308.00
                   Corp.                     Warehouse            Grapevine, TX

CSI/Crown, Inc.    J.A. Green Development    Terminal /           749 Port America         Tarrant      $15,240.00
                   Corp.                     Warehouse            Place
                                                                  Grapevine, TX




                                                                        Indicate
                                                        Third           Whether
                                                        Party          Designated
                             Lease Expiration          Consent            Real
Lessee                             Date               Required          Property
------                       ----------------         --------        -----------
CSI/Crown, Inc.                 2/14/06                                    Yes


CSI/Crown, Inc.                 10/31/07                                   Yes


CSI/Crown, Inc.                 1/31/06                                    Yes


